                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

 CASE NAME: TRANSAMERICAN REFINING CORPORATION    PETITION DATE: APRIL 20, 1999

                                                     CASE NUMBER:  99-21552-C-11

            MONTHLY OPERATING REPORT SUMMARY FOR MONTH MAY YEAR 2000

========================================================================================================
     MONTH              5/99       6/99          7/99       8/99    9/99      10/99    11/99      12/99
--------------------------------------------------------------------------------------------------------
REVENUES  (MOR-6)        --           --           --         --        --      --      --          --
--------------------------------------------------------------------------------------------------------
INCOME BEFORE
INT, DEPREC./TAX
(MOR-6)            (458,319)    (283,678)    (267,080)     56,183  (26,283) (9,338)  6,289      (14,355)
--------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
(MOR-6)         (16,353,751) (12,496,551) (12,995,254) 19,727,662   40,558  57,452  76,284  (13,584,363)
--------------------------------------------------------------------------------------------------------
PAYMENTS TO
INSIDERS (MOR-9)         --           --           --          --       --      --      --           --
--------------------------------------------------------------------------------------------------------
PAYMENTS TO
PROFESSIONALS
(MOR-9)                  --           --       9,499        9,524      826   3,718     123          405
--------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
(MOR-8)               8,014       43,467      20,673       (3,628)   4,218   8,357  17,763        5,052
6,527
========================================================================================================

============================================================
     MONTH            1/00   2/00   3/00    4/00     5/00
------------------------------------------------------------
REVENUES  (MOR-6)      --      --       --      --       --
------------------------------------------------------------
INCOME BEFORE
INT, DEPREC./TAX
(MOR-6)           (15,626) (1,555)  39,806  36,532  (71,719)
------------------------------------------------------------
NET INCOME (LOSS)
(MOR-6)            (6,030)   (636)  40,337  37,113  (71,157)
------------------------------------------------------------
PAYMENTS TO
INSIDERS (MOR-9)       --      --       --      --       --
------------------------------------------------------------
PAYMENTS TO
PROFESSIONALS
(MOR-9)             2,336      --       --      --       --
------------------------------------------------------------
TOTAL
DISBURSEMENTS
(MOR-8)             7,485   6,527    1,241   1,116   10,366
6,527
============================================================

***The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***
No. of Policies expiring within 90 days:  -0-
                                          ---

-------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                       EXP.
   *SEE ATTACHED SCHEDULE                       DATE
-----------------------------               -----------
CASUALTY                   YES( X ) NO(  )   * -   -
                                            --- --- ---
LIABILITY                  YES( X ) NO(  )   * -   -
                                            --- --- ---
VEHICLE                    YES( X ) NO(  )   * -   -
                                            --- --- ---
WORKER'S                   YES( X ) NO(  )   * -   -
                                            --- --- ---
OTHER                      YES(   ) NO(  )     -   -
     --------------------                   --- --- ---
-------------------------------------------------------

-------------------------------------------------------
ATTORNEY NAME: Pete Holzer
               ----------------------------------------
FIRM: Jordan, Hyden, Womble & Culbreth, P.C.
      -------------------------------------------------
ADDRESS: 500 N. Shoreline, Suite 900
         ----------------------------------------------
CITY, STATE, ZIP: Corpus Christi, TX  78471
                  -------------------------------------
TELEPHONE:(361) 884-5678
-------------------------------------------------------
                                                              CHECK ONE
Are all accounts receivable being collected within terms?  YES (X) NO ( )
Are all post-petition liabilities, including taxes, being paid within terms?
YES (X) NO ( )
Have any pre-petition liabilities been paid? YES (X) NO ( )  If so, describe
                      Accrued interest                                      ----
--------------------------------------------------------------------------------
Are all funds received being deposited into DIP bank accounts? YES (X) NO ( ) Were any assets disposed of outside the normal course of business?
YES ( ) NO (X) If so, describe
                              --------------------------------------------------
Are all U. S. Trustee Quarterly Fee Payments current?  YES (X) NO ( )
What is the status of your Plan of Reorganization? Confirmation hearing commenced on November 9, 1999 and is continuing.
--------------------------------------------------------------------------------
          I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

          SIGNED /s/ ED DONAHUE
                 ---------------------------------------------------------------
                 (ORIGINAL SIGNATURE)

          TITLE  VICE PRESIDENT
                 ---------------------------------------------------------------
MOR-1

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER:   99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

====================================================================================================================================
                                           FILING DATE*        MONTH          MONTH          MONTH       MONTH           MONTH
ASSETS                                       4/20/99           5/99           6/99           7/99        8/99            9/99
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
 CASH                                       16,207,124      16,122,286     16,141,516     16,182,573      16,275,810      16,338,433
------------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                      335,785         335,785        335,785        335,785         168,428         168,428
------------------------------------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET                 --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                              768,722         456,667        228,334             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS                                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  OTHER                                             --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        17,311,631      16,914,738     16,705,635     16,518,358      16,444,238      16,506,861
====================================================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                       --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                            --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                  --              --             --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS                1,112,871,975   1,112,871,975  1,112,871,975  1,112,871,975   1,112,871,975   1,112,871,975
------------------------------------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                    2,782,795       2,782,795      2,782,795      2,789,013       2,953,450       2,956,059
------------------------------------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)               25,743,676      25,309,646     24,876,775     24,353,538      25,150,854      25,150,854
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                       1,158,710,077   1,157,879,154  1,157,237,180  1,156,532,884   1,157,420,517   1,157,485,749
====================================================================================================================================

======================================================================================
                                              MONTH           MONTH           MONTH
ASSETS                                        10/99           11/99           12/99
--------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------
 CASH                                     16,396,866      16,446,406         (19,431)
--------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                    168,428         168,428         168,428
--------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET               --              --              --
--------------------------------------------------------------------------------------
 PREPAID EXPENSES                                 --              --              --
--------------------------------------------------------------------------------------
  INVESTMENTS                                     --              --              --
--------------------------------------------------------------------------------------
  OTHER                                           --              --              --
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                      16,565,294      16,614,834         148,997
======================================================================================
PROPERTY, PLANT&EQUIP, @ COST                     --              --              --
--------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                     --              --              --
--------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                          --              --              --
--------------------------------------------------------------------------------------
OTHER ASSETS:
--------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                                --              --              --
--------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS              1,112,871,975   1,112,871,975   1,112,871,975
--------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                  2,959,035       2,992,817       2,996,961
--------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)             25,150,854      25,150,854      25,150,854
--------------------------------------------------------------------------------------
      TOTAL ASSETS                     1,157,547,158   1,157,630,480   1,141,168,787
======================================================================================

=================================================================================================================
                                            MONTH          MONTH          MONTH          MONTH          MONTH
ASSETS                                       1/00           2/00           3/00           4/00           5/00
-----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------
 CASH                                       (12,849)       (13,020)         (13,730)        24,770         72,620
-----------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE, NET                   168,428        168,428          168,428        168,428        168,428
-----------------------------------------------------------------------------------------------------------------
 INVENTORY: LOWER OF COST OR MARKET              --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
 PREPAID EXPENSES                                --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
  INVESTMENTS                                    --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
  OTHER                                          --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        155,579        155,408          154,698        193,198        241,048
=================================================================================================================
PROPERTY, PLANT&EQUIP, @ COST                    --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
LESS ACCUMULATED DEPRECIATION                    --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
NET BOOK VALUE OF PP & E                         --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS:
-----------------------------------------------------------------------------------------------------------------
  1.  TAX DEPOSITS                               --             --               --             --             --
-----------------------------------------------------------------------------------------------------------------
  2.  INVESTMENTS IN SUBS             1,112,871,975  1,112,871,975    1,112,871,975  1,112,871,975  1,112,845,869
-----------------------------------------------------------------------------------------------------------------
  3.  DUE FROM AFFILIATES                 2,997,032      2,997,031        2,997,031      2,997,281      2,961,802
-----------------------------------------------------------------------------------------------------------------
  4.  DEFERRED DEBT COSTS (1)            25,150,854     25,150,854       25,150,854     25,150,854     25,150,854
-----------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                    1,141,175,440  1,141,175,268    1,141,174,558  1,141,213,308  1,141,199,573
=================================================================================================================

                    *Per Schedules and Statement of Affairs


MOR-2

CASE NAME: TRANSAMERICAN REFINING CORPORATION         CASE NUMBER: 99-21552-C-11


                           COMPARATIVE BALANCE SHEETS

=================================================================================================================================
LIABILITIES & OWNER'S                   FILING DATE*        MONTH          MONTH          MONTH          MONTH          MONTH
EQUITY                                     4/20/99          5/99           6/99           7/99           8/99           9/99
---------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)             --               --      6,554,009     18,845,057          5,028         29,702
---------------------------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)          899,176,694      914,699,522    920,000,000    920,000,000    920,000,000    920,000,000
---------------------------------------------------------------------------------------------------------------------------------
      Priority Debt                               --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Federal Income Tax                          --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      FICA/Withholding                            --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                 192,867,039      192,867,039    192,867,039    192,867,039    192,867,039    192,867,039
---------------------------------------------------------------------------------------------------------------------------------
      Other - Accrued Interest            17,504,403       17,504,403     17,504,403     17,504,403     17,504,403     17,504,403
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES       1,109,548,136    1,125,070,964  1,130,371,442  1,130,371,442  1,130,371,442  1,130,371,442
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      1,109,548,136    1,125,070,964  1,136,925,541  1,149,216,459  1,130,376,470  1,130,401,144
=================================================================================================================================
OWNER'S EQUITY (DEFICIT):
---------------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                 --               --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK                               300,000          300,000        300,000        300,000        300,000        300,000
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL               597,023,521      597,023,521    597,023,521    597,023,521    597,023,521    597,023,521
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date          (548,161,580)    (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580)  (548,161,580)
---------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date               --      (16,353,751)   (28,850,302)   (41,845,556)   (22,117,894)   (22,077,336)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)          49,161,941       32,808,190     20,311,639      7,316,385     27,044,047     27,084,605
=================================================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY     1,158,710,077    1,157,879,154  1,157,237,180  1,156,532,884  1,157,420,517  1,157,485,749
=================================================================================================================================

==========================================================================================
LIABILITIES & OWNER'S                         MONTH             MONTH           MONTH
EQUITY                                        10/99             11/99           12/99
------------------------------------------------------------------------------------------
 LIABILITIES:
------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)            33,659            40,697          54,144
------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)             920,000,000       920,000,000     920,000,000
------------------------------------------------------------------------------------------
      Priority Debt                                  --                --              --
------------------------------------------------------------------------------------------
      Federal Income Tax                             --                --              --
------------------------------------------------------------------------------------------
      FICA/Withholding                               --                --              --
------------------------------------------------------------------------------------------
      Unsecured Debt (3)                    192,867,039       192,867,039     192,867,039
------------------------------------------------------------------------------------------
      Other - Accrued Interest               17,504,403        17,504,403      14,613,626
------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES          1,130,371,442     1,130,371,442   1,127,480,665
------------------------------------------------------------------------------------------
TOTAL LIABILITIES                         1,130,405,101     1,130,412,139   1,127,534,809
==========================================================================================
OWNER'S EQUITY (DEFICIT):
------------------------------------------------------------------------------------------
  PREFERRED STOCK                                    --                --              --
------------------------------------------------------------------------------------------
  COMMON STOCK                                  300,000           300,000         300,000
------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                  597,023,521       597,023,521     597,023,521
------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date             (548,161,580)     (548,161,580)   (548,161,580)
------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date         (22,019,884)      (21,943,600)    (35,527,963)
------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)             27,142,057        27,218,341      13,633,978
==========================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY        1,157,547,158     1,157,630,480   1,141,168,787
==========================================================================================

=================================================================================================================
LIABILITIES & OWNER'S                       MONTH           MONTH            MONTH          MONTH         MONTH
EQUITY                                      1/00            2/00             3/00           4/00          5/00
-----------------------------------------------------------------------------------------------------------------
 LIABILITIES:
-----------------------------------------------------------------------------------------------------------------
    POST-PETITION LIABILITIES (MOR-4)          65,082          65,546         24,499         26,136        83,558
-----------------------------------------------------------------------------------------------------------------
    PRE-PETITION LIABILITIES:
-----------------------------------------------------------------------------------------------------------------
      Notes Payable-Secured (2)           920,000,000     920,000,000    920,000,000    920,000,000   920,000,000
-----------------------------------------------------------------------------------------------------------------
      Priority Debt                                --              --             --             --            --
-----------------------------------------------------------------------------------------------------------------
      Federal Income Tax                           --              --             --             --            --
-----------------------------------------------------------------------------------------------------------------
      FICA/Withholding                             --              --             --             --            --
-----------------------------------------------------------------------------------------------------------------
      Unsecured Debt (3)                  192,867,039     192,867,039    192,867,039    192,867,039   192,867,039
-----------------------------------------------------------------------------------------------------------------
      Other - Accrued Interest             14,615,371      14,615,371     14,615,371     14,615,371    14,615,371
-----------------------------------------------------------------------------------------------------------------
  TOTAL PRE-PETITION LIABILITIES        1,127,482,410   1,127,482,410  1,127,482,410  1,127,482,410 1,127,482,410
-----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                       1,127,547,492   1,127,547,956  1,127,506,909  1,127,508,546 1,127,565,968
=================================================================================================================
OWNER'S EQUITY (DEFICIT):
-----------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK                                  --              --             --             --            --
-----------------------------------------------------------------------------------------------------------------
  COMMON STOCK                                300,000         300,000        300,000        300,000       300,000
-----------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL                597,023,521     597,023,521    597,023,521    597,023,521   597,023,521
-----------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Filing Date           (548,161,580)   (548,161,580)  (548,161,580)  (548,161,580) (548,161,580)
-----------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS: Post Filing Date       (35,533,993)    (35,534,629)   (35,494,292)   (35,457,179)  (35,528,336)
-----------------------------------------------------------------------------------------------------------------
TOTAL OWNER'S EQUITY (NET WORTH)           13,627,948     13,627,312      13,667,649     13,704,762    13,633,605
=================================================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY      1,141,175,440   1,141,175,268  1,141,174,558  1,141,213,308 1,141,199,573
=================================================================================================================

                     *Per Schedules and Statement of Affairs

MOR-3

CASE NAME: TRANSAMERICAN REFINING CORPORATION       CASE NUMBER: 99-21552-C-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                        MONTH    MONTH      MONTH     MONTH    MONTH    MONTH   MONTH   MONTH
                                        5/99     6/99       7/99      8/99     9/99     10/99   11/99   12/99
-------------------------------------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE                  --      11,877      36,168   5,028   29,702   33,659  40,697  54,144
-------------------------------------------------------------------------------------------------------------
 TAX PAYABLE:
-------------------------------------------------------------------------------------------------------------
   FEDERAL PAYROLL TAXES                 --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
   STATE PAYROLL & SALES                 --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
   AD VALOREM TAXES                      --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
   OTHER TAXES                           --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
 TOTAL TAXES PAYABLE                     --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
 SECURED DEBT POST-PETITION              --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
 ACCRUED INTEREST PAYABLE(2)             --   6,542,222  18,808,889      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:              --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:
-------------------------------------------------------------------------------------------------------------
   1.                                    --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
   2.                                    --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
   3.                                    --          --          --      --       --       --      --      --
-------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)  --   6,554,099  18,845,057   5,028   29,702   33,659  40,697  54,144
=============================================================================================================

                                          MONTH  MONTH  MONTH   MONTH   MONTH
                                          1/00   2/00   3/00    4/00    5/00
-------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLE                   65,082 65,546  24,499  26,136  83,558
-------------------------------------------------------------------------------
 TAX PAYABLE:
-------------------------------------------------------------------------------
   FEDERAL PAYROLL TAXES                       -     --      --      --      --
-------------------------------------------------------------------------------
   STATE PAYROLL & SALES                       -     --      --      --      --
-------------------------------------------------------------------------------
   AD VALOREM TAXES                            -     --      --      --      --
-------------------------------------------------------------------------------
   OTHER TAXES                                 -     --      --      --      --
-------------------------------------------------------------------------------
 TOTAL TAXES PAYABLE                           -     --      --      --      --
-------------------------------------------------------------------------------
 SECURED DEBT POST-PETITION                    -     --      --      --      --
-------------------------------------------------------------------------------
 ACCRUED INTEREST PAYABLE(2)                   -     --      --      --      --
-------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                    -     --      --      --      --
-------------------------------------------------------------------------------
 OTHER ACCRUED LIABILITIES:
-------------------------------------------------------------------------------
   1.                                          -     --      --      --      --
-------------------------------------------------------------------------------
   2.                                          -     --      --      --      --
-------------------------------------------------------------------------------
   3.                                          -     --      --      --      --
-------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)   65,082 65,546  24,499  26,136  83,558
===============================================================================

   *PAYMENT REQUIRES COURT APPROVAL.


MOR-4

CASE NAME: TRANSAMERICAN REFINING CORPORATION    CASE NUMBER: 99-21552-C-11



                       AGING OF POST-PETITION LIABILITIES
                                 MONTH MAY 2000

===================================================================================================
DAYS           TOTAL    TRADE ACCTS     FED TAXES    STATE TAXES        AD-VALOREM,     OTHER
                                                                       OTHER TAXES
===================================================================================================
0-30        83,558         83,558
---------------------------------------------------------------------------------------------------
31-60           --             --
---------------------------------------------------------------------------------------------------
61-90           --             --
---------------------------------------------------------------------------------------------------
91+             --             --
---------------------------------------------------------------------------------------------------
TOTAL       83,558         83,558
===================================================================================================


                          AGING OF ACCOUNTS RECEIVABLE

======================================================================================================
      MONTH         5/99       6/99       7/99       8/99       9/99      10/99      11/99     12/99
======================================================================================================
   0-30 DAYS           --         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------
  31-60 DAYS      335,785         --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------
  61-90 DAYS           --    335,785         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------
  91+ DAYS             --         --    335,785    168,428    168,428    168,428    168,428    168,428
------------------------------------------------------------------------------------------------------
  TOTAL           335,785    335,785    335,785    168,428    168,428    168,428    168,428    168,428
======================================================================================================

=================================================================
      MONTH         1/00       2/00        3/00     4/00     5/00
=================================================================
   0-30 DAYS           --         --         --       --       --
-----------------------------------------------------------------
  31-60 DAYS           --         --         --       --       --
-----------------------------------------------------------------
  61-90 DAYS           --         --         --       --       --
-----------------------------------------------------------------
  91+ DAYS        168,428    168,428    168,428  168,428  168,428
----------------------------------------------------------------
  TOTAL           168,428    168,428    168,428  168,428  168,428
=================================================================


MOR-5

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11

                           STATEMENT OF INCOME (LOSS)

================================================================================================================================
               MONTH           4/20/99 -
                               5/31/99        6/99         7/99         8/99     9/99    10/99    11/99        12/99      1/00
================================================================================================================================
REVENUES   (MOR-1)                  --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES              --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                        --           --           --           --       --       --       --           --        --
================================================================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------------------------------------------------------
  Selling & Marketing               --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
  General & Administrative     138,263       55,095       29,247      (65,752)  25,457    5,620  (13,006)       1,417     3,546
--------------------------------------------------------------------------------------------------------------------------------
  Insiders Compensation             --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
  Professional Fees              8,000           --        9,499        9,524      826    3,718    6,687       12,948    12,080
--------------------------------------------------------------------------------------------------------------------------------
  Other (attach  list)              --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
  Franchise Taxes              312,056      228,583      228,334           45       --       --       50          (10)       --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES       458,319      283,678      267,080      (56,183)  26,283    9,338   (6,269)      14,355    15,626
================================================================================================================================
INCOME BEFORE INT,
DEPR/TAX (MOR-1)              (458,319)    (283,678)    (267,080)      56,183  (26,283)  (9,338)   6,269      (14,355)  (15,626)
--------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE(2)         15,956,858   12,275,570   12,789,904  (19,606,205)      --       --       --   13,640,497        --
--------------------------------------------------------------------------------------------------------------------------------
DEPRECIATION                        --           --           --           --       --       --       --           --        --
--------------------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE* -
INTEREST                       (61,426)     (62,697)     (61,730)     (65,274) (66,841) (66,790) (70,015)     (70,489)   (9,596)
---------------------------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                       --           --           --           --       --       --       --           --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER
  ITEMS                     15,895,432   12,212,873   12,728,174  (19,671,479) (66,841) (66,790) (70,015)  13,570,008    (9,596)
=================================================================================================================================
NET INCOME BEFORE TAXES    (16,353,751) (12,496,551) (12,995,254)  19,727,662   40,558   57,452   76,284  (13,584,363)   (6,030)
---------------------------------------------------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                --           --           --           --       --       --       --           --        --
=================================================================================================================================
NET INCOME (LOSS)
(MOR-1)                    (16,353,751) (12,496,551) (12,995,254)  19,727,662   40,558   57,452   76,284  (13,584,363)   (6,030)
=================================================================================================================================

===================================================================================
                                                                            FILING
                             2/00        3/00      4/00       5/00         TO DATE
===================================================================================
REVENUES   (MOR-1)             --            --        --         --             --
-----------------------------------------------------------------------------------
TOTAL COST OF REVENUES         --            --        --         --             --
-----------------------------------------------------------------------------------
GROSS PROFIT                   --            --        --         --             --
===================================================================================
OPERATING EXPENSES:
-----------------------------------------------------------------------------------
  Selling & Marketing          --            --        --         --             --
-----------------------------------------------------------------------------------
  General & Administrative  1,555         2,151   (37,323)    71,413        217,683
-----------------------------------------------------------------------------------
  Insiders Compensation        --            --        --         --             --
-----------------------------------------------------------------------------------
  Professional Fees            --       (42,107)       --         --         21,175
-----------------------------------------------------------------------------------
  Other (attach  list)         --            --        --         --             --
-----------------------------------------------------------------------------------
  Franchise Taxes              --           150       791        306        770,305
-----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES    1,555       (39,806)  (36,532)    71,719      1,009,163
===================================================================================
INCOME BEFORE INT,
DEPR/TAX (MOR-1)           (1,555)       39,806    36,532    (71,719)    (1,009,163)
-----------------------------------------------------------------------------------
INTEREST EXPENSE(2)            --            --        --         15     35,056,639
-----------------------------------------------------------------------------------
DEPRECIATION                   --            --        --         --             --
-----------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE* -
INTEREST                     (919)         (531)     (581)       577       (537,466)
-----------------------------------------------------------------------------------
OTHER ITEMS**                  --            --        --         --             --
-----------------------------------------------------------------------------------
TOTAL INT, DEPR & OTHER
  ITEMS                      (919)         (531)     (581)       562     34,519,173
===================================================================================
NET INCOME BEFORE TAXES      (636)       40,337    37,113    (71,157)   (35,528,336)
-----------------------------------------------------------------------------------
FEDERAL INCOME TAXES           --            --        --         --             --
===================================================================================
NET INCOME (LOSS)
(MOR-1)                      (636)       40,337    37,113    (71,157)   (35,528,336)
===================================================================================

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME: TRANSAMERICAN REFINING CORPORATION     CASE NUMBER: 99-21552-C-11


============================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                             MONTH         MONTH         MONTH          MONTH       MONTH
                                                            5/99           6/99          7/99          8/99         9/99
----------------------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                            16,207,123    16,122,286    16,141,516     16,182,573   16,275,810
============================================================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                                   --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                            --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN ENERGY)                      --            --            --         24,335           --
----------------------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                               --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST INCOME                  61,546        62,697        61,730         65,274       66,841
----------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                61,546        62,697        61,730         89,609       66,841
----------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*              --            --            --             --           --
============================================================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                                  --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                                           --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                                --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                                    --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                                          --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                             --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                                       --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                             --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                                     14        43,467        10,674        (13,152)       3,392
----------------------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING ITEMS, INTEREST     138,369            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                          138,383        43,467        10,674        (13,152)       3,392
============================================================================================================================
 19. PROFESSIONAL FEES                                         8,000            --         9,499          9,524          826
----------------------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                                            --            --           500             --           --
----------------------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --            --            --             --           --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                            8,000        43,467        20,673         (3,628)       4,218
============================================================================================================================
 22. NET CASH FLOW                                           (84,837)       19,230        41,057         93,237       62,623
----------------------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)                          16,122,286    16,141,516    16,182,573     16,275,810   16,338,433
============================================================================================================================

========================================================================================
CASH RECEIPTS AND DISBURSEMENTS                MONTH           MONTH          MONTH
                                               10/99           11/99          12/99
----------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                16,338,433     16,396,866     16,446,406
========================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------
  2. CASH SALES                                       --             --             --
----------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE                --             --             --
----------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN
       ENERGY)                                        --        (20,000)         2,661
----------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                   --             --             --
----------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST
       INCOME                                     66,790         70,015         70,489
----------------------------------------------------------------------------------------
TOTAL RECEIPTS                                    66,790         50,015         73,150
----------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL
  DEBTOR MFR-2*                                       --             --             --
========================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------
  7. NET PAYROLL                                      --             --             --
----------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                               --             --             --
----------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                    --             --             --
----------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                        --             --             --
----------------------------------------------------------------------------------------
 11. UTILITIES                                        --             --             --
----------------------------------------------------------------------------------------
 12. INSURANCE                                        --             --             --
----------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                              --             --             --
----------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                                 --             --             --
----------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                           --             --             --
----------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES                 --             --             --
----------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                      4,139            352           4,647
----------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING
       ITEMS, INTEREST                                --             --      16,533,935
----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                4,139            352      16,538,582
========================================================================================
 19. PROFESSIONAL FEES                             3,718            123             405
----------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                               500             --              --
----------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
       (ATTACH LIST)                                  --             --              --
----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                8,357            475      16,538,987
========================================================================================
 22. NET CASH FLOW                                58,433         49,540     (16,465,837)
----------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              16,396,866     16,446,406         (19,431)
========================================================================================

===============================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                 MONTH     MONTH      MONTH      MONTH     MONTH       FILING TO
                                                 1/00      2/00       3/00       4/00      5/00            DATE
---------------------------------------------------------------------------------------------------------------
  1. CASH - BEGINNING OF MONTH                (19,431)  (12,849)   (13,020)   (13,730)     24,770    16,207,123
===============================================================================================================
RECEIPTS:
---------------------------------------------------------------------------------------------------------------
  2. CASH SALES                                    --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
  3. COLLECTION OF ACCOUNTS RECEIVABLE             --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
  4. LOANS & ADVANCES (TRANSAMERICAN
       ENERGY)                                  4,471     5,437         --         --          --        16,904
---------------------------------------------------------------------------------------------------------------
  5. SALE OF ASSETS                                --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)  -  INTEREST
       INCOME                                   9,596       919        531        581         577       537,586
---------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                 14,067     6,356        531        581         577       554,490
---------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL
  DEBTOR MFR-2*                                    --        --         --         --          --            --
===============================================================================================================
DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------
  7. NET PAYROLL                                   --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
  8. PAYROLL TAXES PAID                            --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
  9. SALES, USE & OTHER TAXES PAID                 --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 10. SECURED / RENTAL / LEASES                     --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 11. UTILITIES                                     --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 12. INSURANCE                                     --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 13. INVENTORY PURCHASES                           --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 14. VEHICLE EXPENSES                              --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 15. TRAVEL & ENTERTAINMENT                        --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 16. REPAIRS,  MAINTENANCE & SUPPLIES              --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
 17. ADMINISTRATIVE & SELLING                   4,649     6,527      1,241    (38,419)    (56,751)      (29,220)
---------------------------------------------------------------------------------------------------------------
 18. OTHER (ATTACH LIST)  -  RECONCILING
       ITEMS, INTEREST                             --        --         --         --       9,478    16,681,782
---------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS             4,649     6,527      1,241    (38,419)    (47,273)   16,652,562
===============================================================================================================
 19. PROFESSIONAL FEES                          2,336        --         --         --          --        34,431
---------------------------------------------------------------------------------------------------------------
 20. U.S. TRUSTEE FEES                            500        --         --        500          --         2,000
---------------------------------------------------------------------------------------------------------------
 21. OTHER REORGANIZATION EXPENSES
       (ATTACH LIST)                               --        --         --         --          --            --
---------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                             7,485     6,527      1,241    (37,919)    (47,273)   16,688,993
===============================================================================================================
 22. NET CASH FLOW                              6,582      (171)      (710)    38,500      47,850   (16,134,503)
---------------------------------------------------------------------------------------------------------------
 23. CASH - END OF MONTH (MOR-2)              (12,849)  (13,020)   (13,730)    24,770      72,620        72,620
===============================================================================================================

                    *Applies to Individual debtors only.

MOR-7

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                MONTH MAY 2000

====================================================================================================================================
BANK NAME                            Firstar            Firstar             Firstar             First Union
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                   21-00-002-5031303  21-00-002-5031305    21-00-002-5031307       9572000081
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                         Feedstock         Disbursement    Interest Accumulation  Warrant Fractions   Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                              --                  --                   1               5,670               5,671
------------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                        --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     --                  --                   1               5,670               5,671
====================================================================================================================================
BEGINNING CASH - PER BOOKS                --                  --                  --               5,644               5,644
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                  --                  --                   1                  26                  27
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                   --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                --                  --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                   --                  --                   1               5,670               5,671
====================================================================================================================================



MOR-8A

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                                 MONTH MAY 2000


===================================================================================================================================
BANK NAME                               First Union        First Union           First Union      First Union
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                          9572831237         9572831479            9576000402       9576000411
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                        Escrowed Interest    Escrowed Interest       Collateral     Defeasance Trust    Total This Page
-----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                    --                  --                30              428                  458
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                           --                  --                30              428                  458
===================================================================================================================================
BEGINNING CASH - PER BOOKS                   6,976               2,458                30              428                9,892
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        33                  11                --               --                   44
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                  --                --               --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                   7,009               2,469                --               --               (9,478)
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                         --                  --                30              428                  458
====================================================================================================================================




MOR-8B

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                          CASH ACCOUNT RECONCILIATION
                                 MONTH MAY 2000


====================================================================================================================================
BANK NAME                                 First Union        First Union          Fleet                 Fleet
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                            9576000395          9576830694        0001665170           007697-5341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                           Defeasance Trust       Collateral        Money Market          Operating      Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                22,558                3,944              71,546                  --              98,048
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                   --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              --                   --                  --             (40,521)            (40,521)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                       22,558                3,944              71,546             (40,521)             57,527
===================================================================================================================================
BEGINNING CASH - PER BOOKS                  22,452                3,926              81,164            (100,552)              6,990
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                       106                   18                 382                  --                 506
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                   --             (10,000)              2,392              (7,608)
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR
MFR-2                                           --                   --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                   --                  --              57,639              57,639
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                     22,558                3,944              71,546             (40,521)             57,527
===================================================================================================================================


MOR-8C

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                          CASH ACCOUNT RECONCILIATION
                                 MONTH MAY 2000


====================================================================================================================================
BANK NAME                                  Fleet               Fleet               Fleet              Hibernia
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           935728-5230        936480-8298          941584-6439         9001112341
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Master             Savings             Product              Imprest       Total This Page
------------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                              10,086                  33                   --                  --               10,119
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                            --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            --                  --                   --                (910)                (910)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                     10,086                  33                   --                (910)               9,209
==================================================================================================================================
BEGINNING CASH - PER BOOKS                 3,359                  40                   --                (910)               2,489
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                      --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                 7,608                  --                   --                  --                7,608
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                  (881)                 (7)                  --                  --                 (888)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                   10,086                  33                   --                (910)               9,209
==================================================================================================================================


MOR-8D

CASE NAME: TRANSAMERICAN REFINING CORPORATION
                                                      CASE NUMBER: 99-21552-C-11

                           CASH ACCOUNT RECONCILIATION
                              MONTH OF APRIL 2000

===================================================================================================================================
BANK NAME                                 Sterling
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                           0130002216
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                               Payroll                                                Total This Page   Total All Pages
-----------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                    --                                                          --              114,296
-----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                              --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                            (245)                                                       (245)             (41,676)
-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                         (245)                  --                  --               (245)              72,620
===================================================================================================================================
BEGINNING CASH - PER BOOKS                    (245)                                                       (245)              24,770
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                        --                                                          --                  577
-----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                      --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL) CONTRIBUTION BY
INDIVIDUAL DEBTOR MFR-2                         --                                                          --                   --
-----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                      --                                                          --               47,273
-----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS                       (245)                  --                  --               (245)              72,620
===================================================================================================================================

MOR-8E

CASE NAME: TRANSAMERICAN REFINING CORPORATION      CASE NUMBER:  99-21552 C-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

===================================================================================================
        INSIDERS: NAME/    MONTH    MONTH     MONTH    MONTH     MONTH     MONTH     MONTH    MONTH
      POSITION/COMP TYPE   5/99     6/99      7/99     8/99      9/99      10/99     11/99    12/99
===================================================================================================
1.  NONE
---------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)       --       --        --       --        --        --       --      --
===================================================================================================

==============================================================================
        INSIDERS: NAME/       MONTH      MONTH       MONTH     MONTH     MONTH
      POSITION/COMP TYPE      1/00       2/00         3/00      4/00      5/00
==============================================================================
1.  NONE
------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------
6.
------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)        --         --           --        --        --
==============================================================================


==========================================================================================================
         PROFESSIONALS                      MONTH   MONTH   MONTH   MONTH  MONTH   MONTH    MONTH   MONTH
        NAME/ORDER DATE                     5/99    6/99    7/99    8/99    9/99   10/99    11/99   12/99
==========================================================================================================
1. Gardere & Wynne                             --      --    9,499   7,906     --   3,718       --      --
----------------------------------------------------------------------------------------------------------
2. Jordan Hyden Womble & Culbreth              --      --       --   1,618    826      --      123     405
----------------------------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------------------------
6.
----------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                    --      --    9,499   9,524    826   3,718      123     405
==========================================================================================================

=======================================================================================
         PROFESSIONALS                       MONTH    MONTH   MONTH   MONTH     MONTH
        NAME/ORDER DATE                      1/00     2/00    3/00    4/00      5/00
=======================================================================================
1. Gardere & Wynne                             1,571    --      --      --       --
---------------------------------------------------------------------------------------
2. Jordan Hyden Womble & Culbreth                765    --      --      --       --
---------------------------------------------------------------------------------------
3.
---------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------
6.
---------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                    2,336     --     --      --       --
=======================================================================================


MOR-9

                       TRANSAMERICAN REFINING CORPORATION
                                  99-21552-C-11
                        NOTES TO MONTHLY OPERATING REPORT
                                    MAY 2000






1. Unamortized debt issue costs are classified as "Other Assets" in the Company's Monthly Operating Report ("MOR").

2. The balance of the Company's secured note payable to TransAmerican Energy Corporation ("TEC") was reflected in its Schedules at the fully accreted balance of $920.0 million; however, the balance of this note payable is reflected in the Company's MOR at its accreted balance under the caption "Notes Payable-Secured." On June 15, 1999, this note payable reached its fully accreted balance. During August 1999, the Company reversed the accrual of interest and amortization of deferred debt issue costs related to this note payable in accordance with current accounting pronouncements applicable to companies operating under Chapter 11.

3. The balance of the Company's subordinated notes was reflected in its Schedules at their fully accreted balance of $200.0 million; however, the balance of these notes is reflected in the Company's MOR at their accreted balance as of the petition date.

                 CASE NAME: TRANSAMERICAN REFINING CORPORATION

                           CASE NUMBER: 99-21552-C-11

                         PETITION DATE: APRIL 20, 1999

                              INSURANCE MAINTAINED
                                 MONTH MAY 2000


                                                               EXPIRATION
                TYPE OF INSURANCE                                 DATE
----------------------------------------------------     ---------------------
             CASUALTY AND LIABILITY
             ----------------------
Excess Liability                                            January 30, 2001
Primary General Liability                                   January 30, 2001
Commercial Crime                                            February 1, 2001